… a better banking experience CU Bancorp Investor Presentation as of June 30, 2016 Exhibit 99.1

Forward-Looking Statements This presentation contains certain forward-looking information about CU Bancorp (the “Company”) that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company. Forward-looking statements speak only as of the date they are made and we assume no duty to update such statements. We caution readers that a number of important factors could cause actual results to differ materially from those expressed in, implied or projected by, such forward-looking statements. Risks and uncertainties include, but are not limited to: lower than expected revenues; credit quality deterioration or a reduction in real estate values which could cause an increase in the allowance for credit losses and a reduction in net earnings; increased competitive pressure among depository institutions; the cost of additional capital is more than expected; a change in the interest rate environment reduces net interest margins; asset/liability repricing risks and liquidity risks; legal matters could be filed against the Company and could take longer or cost more than expected to resolve or may be resolved adversely to the Company; general economic conditions, either nationally or in the market areas in which the Company does or anticipates doing business, are less favorable than expected; environmental conditions, including natural disasters and drought, may disrupt our business, impede our operations, negatively impact the values of collateral securing the Company’s loans and leases or impair the ability of our borrowers to support their debt obligations; the economic and regulatory effects of the continuing war on terrorism and other events of war; legislative or regulatory requirements or changes adversely affecting the Company’s business; changes in the securities markets; regulatory approvals for any capital activities cannot be obtained on the terms expected or on the anticipated schedule; and, other risks that are described in CU Bancorp’s public filings with the U.S. Securities and Exchange Commission (the “SEC”). If any of these risks or uncertainties materializes or if any of the assumptions underlying such forward-looking statements proves to be incorrect, CU Bancorp’s results could differ materially from those expressed in, implied or projected by such forward-looking statements. CU Bancorp assumes no obligation to update such forward-looking statements. For a more complete discussion of risks and uncertainties, investors and security holders are urged to read CU Bancorp’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other reports filed by CU Bancorp with the SEC. The documents filed by CU Bancorp with the SEC may be obtained at CU Bancorp’s website at www.cubancorp.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from CU Bancorp by directing a request to: CU Bancorp c/o California United Bank, 15821 Ventura Boulevard, Suite 100, Encino, CA 91436. Attention: Investor Relations. Telephone 213-430-7038. .

Investment Highlights Premier community-based, business banking franchise serving large and diverse Southern California market Scarcity value of $2.8 billion “pure play” business bank in one of the country’s top markets Strong organic loan growth and attractive low-cost core deposit base Exceptional credit quality Opportunistic acquirer with successful history of transactions Efficiency ratio of 57% for first half of 2016; superior operating leverage ROATCE of 10.93% for 2Q16; 9.9% for 2015

Seasoned Executive Management Team Experienced Executive team has grown California United Bank’s Southern California franchise to $2.8 billion in assets in 11 years through organic growth and successful M&A Name Title Function Banking Exp CUB Tenure David Rainer Chairman Chief Executive Officer 35 years 11 years K. Brian Horton President Executive Banking Manager 33 years 10 years* Anne Williams EVP Chief Operating Officer and Chief Credit Officer 35 years 11 years Karen Schoenbaum EVP Chief Financial Officer 22 years 7 years Anita Wolman EVP Chief Administrative Officer and General Counsel 38 years 11 years Robert Sjogren EVP Chief Risk Officer 28 years Since July 2016 *Includes time as President of 1st Enterprise Bank

Relationship Banking Strategy Creates Competitive Advantage High-touch relationship management team offers what we consider “a better banking experience” for small- and medium-sized businesses Personalized and responsive service – no “800” number, customer service delivered by dedicated relationship managers Majority of new customers come from larger banks, unhappy with service Most new business results from “warm leads” provided by referrals Expertise in, and focus on, business banking C&I and owner-occupied commercial real estate are 49% of loan portfolio Non-interest bearing deposits are 56% of total deposits Strong credit culture maintains solid asset quality NPAs to total assets of 0.09% at June 30, 2016 Positioned in extraordinary market Current 9-branch footprint covers one of the largest and most attractive metropolitan areas in the U.S.

Southern California is an Exceptional Environment for Middle-Market Commercial Banking The L.A. Basin (Los Angeles, Orange, Riverside, San Bernardino and Ventura counties) is the 16th largest economy in the world1, behind Spain and Mexico and ahead of the Netherlands, Indonesia and Turkey Los Angeles County is the largest manufacturing center in the U.S. and would be 9th largest state in U.S. by population June 2016 seasonally adjusted unemployment rate of 5.2%, compared to 6.9% a year ago2 Orange County would be 31st largest state in U.S. by population Orange County unemployment rate is 4.5% as of June 2016, compared to 4.4% a year ago2 Five-county area is home to more than 698,899 small- and middle-market businesses3 (defined as employing 1 to 499 workers) Our typical customer has between $5 and $50 million in annual sales (excluding SBA) Typical loan commitment ranges from $1 million to $5 million (excluding SBA) Significant percentage of customers in the manufacturing, distribution and services industries 1) Source: IMF World Economic Outlook (WEO), Oct. 7, 2014 2) Source: State of California Employment Development Department 3) Source: County data from Los Angeles Economic Development Corp. and California EDD, as of 9/30/15

California United Bank has a footprint that spans the most attractive markets in Southern California: Premier Southland Commercial Banking Franchise San Fernando Valley (2005) – Original Headquarters West Los Angeles (2006) Santa Clarita Valley (2007) South Bay (2009) – Converted to a branch in 2010 Orange County (2010) – Loan Production Office* Thousand Oaks (2010) – Acquired from California Oaks State Bank Anaheim (2012) – Acquired from Premier Commercial Bank Irvine/Newport Beach (2012) – Acquired from Premier Commercial Bank* Downtown Los Angeles (2014) – Headquarters, Merger with 1st Enterprise Bank Orange County (2014) – Merger with 1st Enterprise Bank* Ontario (2014) – Merger with 1st Enterprise Bank CUB Branch Former COSB Branch Former PCB Branch Former FENB Branch *Combined locations San Fernando Valley 7

Inland Empire $132 million Downtown LA $355 million Irvine/Newport Beach $551 million Santa Clarita Valley $104 million West LA $347 million San Fernando Valley $301 million Anaheim $219 million South Bay $122 million Conejo Valley $265 million Average branch size of approx. $266 million in deposits All 9 branches have deposits greater than $100 million … Creates Platform for Tremendous Efficiency Consolidated deposits at 6/30/16

Strategy for High Quality Growth Strong and Ongoing Organic Growth Operate in a highly desirable footprint in region with tremendous opportunities for growth Leverage relationship-based banking approach and superior service Focus on constantly establishing new relationships in our market Recruit experienced and connected “in market” talent Build on products and expertise acquired in strategic acquisitions, such as the SBA lending platform obtained with Premier Commercial Bank Strong capital management Result: Asset CAGR of 38% from inception in 2005 through 2015 Growth by Opportunistic Merger/Acquisition Strong management team experienced with strategic, successful acquisitions Focus on in-market and in-state acquisitions and mergers Immediately accretive to earnings Tangible book value payback under four years Result: Successfully completed three transactions since 2010

Strong Organic Loan Growth Since inception in 2005 loan portfolio has grown to $1.95 billion $121 million in net organic loan growth in 2Q16 Total loans increased 14% in 2Q16 from 2Q15 Annual Loan Growth ($ in millions) Portfolio Composition Loan growth in 42 out of 45 quarters

Superior Credit Quality CUB credit quality at June 30, 2016: Total nonaccrual loans of $2.6 million or 0.13% of total loans NPAs to total assets of 0.09% Year to date net recoveries of $1.1 million Net charge-offs have averaged just 0.06% annually for last five years* Peer group includes California banks or bank holding companies with total assets between $1.0-3.0 billion; source: SNL. *Ending 12/31/2015 Net charge-offs (annualized) NPAs to total assets

Premier Core Deposit Franchise of Southern California Total deposits of $2.4 billion at June 30, 2016 Cost of deposits in 2Q16 was 0.10% Increased $258 million from year-ago quarter Average deposit balance per branch of $266 million Non-interest bearing deposits of $1.3 billion at June 30, 2016 56% of total deposits Increased $203 million from year-ago quarter Deposit Composition Total Deposit Growth Since Inception

Growing Visibility in the Investment Community At $2.8 billion in assets; CUB is one of 9 commercial banks headquartered in Southern California and traded on NASDAQ or NYSE with total assets of $2.0 to $10.0 billion 46% institutional ownership per 1Q16 13-f filings 17.7 million shares issued at 6/30/16 $415 million market cap at 8/3/16 Added to Russell Indexes in June 2013 Analyst coverage by six Wall Street investment banking firms Over the trailing 12-month period, CUNB has outperformed the S&P 500, Dow Jones Industrials, Nasdaq Composite Index (NASDAQ), Russell 2000 (RUT) and ABA Nasdaq Bank Index (ABAQ)

2Q16 Earnings – Sixth Complete Quarter of Combined Operations 2Q16 1Q16 4Q15 3Q15 2Q15 1Q15 Income Statement EPS - fully diluted $0.36 $0.35 $0.30 $0.35 $0.29 $0.23 Net Income Available to Common Shareholders (000’s) 6,338 5,984 5,210 5,970 4,955 3,927 Net Interest Income 24,249 23,478 23,102 22,402 21,273 20,642 Performance Ratios ROAA 0.92% 0.89% 0.77% 0.93% 0.82% 0.69% ROATCE 10.93% 10.75% 9.61% 11.48% 10.00% 8.23% Efficiency Ratio 55% 58% 58% 59% 61% 64%

Double-Digit Growth Year over Year, revenue, assets, loans, deposits and tangible book value all grew at a double-digit rate CUNB CUNB 2Q16 2Q15 % Change Income Statement items (000’s) Net interest income $24,249 $21,273 Non-interest income $2,975 $3,095 Net revenues $27,224 $24,368 11.7% Balance Sheet Items (000’s) Total Assets $2,776,433 $2,470,813 12.4% Total Loans $1,951,111 $1,713,004 13.9% Total Deposits $2,395,741 $2,137,518 12.1% Tangible Book Value $13.46 $11.97 12.4%

Superior Operating Leverage *Operating expenses excludes non-core, merger-related expenses of $2.5 million in 3Q12, $497 thousand in 2Q14, $631 thousand in 3Q14, $2.4 million in 4Q14, $464 thousand in 1Q15, $246 thousand in 2Q15 and $211 thousand in 3Q15.

Appendix

Loans by Industry – C&I and Owner-Occupied CRE

CUB’s Ranking Among Independent Los Angeles-based Banks at March 31, 2016 Source: SNL.com Rank Company Name Total Assets 1 Cathay General Bancorp $13,262,019 2 Hope Bancorp (merger of BBCN & Wilshire Bank) 12,626,111 3 Hanmi Financial Corporation 4,310,748 4 Grandpoint Capital, Inc. 3,242,077 5 CTBC Capital Corp. 2,786,292 6 CU Bancorp 2,739,533 7 Preferred Bank 2,683,522 8 Manufacturers Bank 2,578,808 9 American Business Bank 1,744,636 10 SinoPac Bancorp 1,298,993 11 Pacific City Bank 1,092,319 12 Royal Business Bank 1,445,129 13 Commonwealth Business Bank 805,001 14 1st Century Bank, National Association 739,448 15 State Bank of India (California) 649,973 16 Open Bank 654,340 17 GBC International Bank 485,385 18 First Credit Bank 417,670 19 Broadway Federal Bank, F.S.B. 387,237 20 Pacific Commerce Bank 359,204 21 Premier Business Bank 438,219 22 ProAmérica Bank 185,196 23 Pan American Bank 159,517 24 Eastern International Bank 118,063 Scarcity Value of non-ethnic commercial banking franchises based in Los Angeles

CUNB Market Position in LA, Orange, Ventura, San Bernardino and Riverside Counties and Total US

at March 31, 2016

Five–County Area Combined

Rank	Company Name	County	Assets	Market Share %
1	East West Bancorp, Inc.	Los Angeles, CA	$33,109,185	20.5%
2	PacWest Bancorp	Los Angeles, CA	21,031,465	13.0%
3	Cathay General Bancorp	Los Angeles, CA	13,262,019	8.2%
4	Banc of California, Inc.	Orange, CA	9,616,972	6.0%
5	Hope Bancorp, Inc. (merger of BBCN & Wilshire)	Los Angeles, CA	8,063,752	5.0%
6	CVB Financial Corp.	San Bernardino, CA	7,920,836	4.9%
7	Opus Bank	Orange, CA	6,930,603	4.3%
8	Farmers & Merchants Bank of Long Beach	Los Angeles, CA	6,220,649	3.9%
9	Hanmi Financial Corporation	Los Angeles, CA	4,310,748	2.7%
10	Community Bank	Los Angeles, CA	3,653,260	2.3%
11	Pacific Premier Bancorp, Inc.	Orange, CA	3,563,085	2.2%
12	Grandpoint Capital, Inc.	Los Angeles, CA	3,242,077	2.0%
13	Preferred Bank	Los Angeles, CA	2,683,522	1.7%
14	CTBC Capital Corp.	Los Angeles, CA	2,786,292	1.7%
15	CU Bancorp	Los Angeles, CA	2,739,533	1.7%
16	First Foundation Inc.	Orange, CA	2,690,214	1.7%
17	Manufacturers Bank	Los Angeles, CA	2,578,808	1.6%
18	California Republic Bancorp	Orange, CA	1,767,877	1.1%
19	Green Dot Corporation	Los Angeles, CA	1,678,830	1.0%
20	American Business Bank	Los Angeles, CA	1,744,636	1.1%
21	RBB Bancorp	Los Angeles, CA	1,448,402	0.9%
22	SinoPac Bancorp	Los Angeles, CA	1,298,993	0.8%
23	Pacific City Bank	Los Angeles, CA	1,092,319	0.7%
24	Pacific Mercantile Bancorp	Orange, CA	1,102,372	0.7%
25	Plaza Bancorp	Orange, CA	1,068,498	0.7%
	Total in market:		161,365,504	

Total United States

Rank	Company Name	State	Total Assets	Percentile
300	First Connecticut Bancorp, Inc.	CT	$2,701,913	94.9%
301	Community Bancshares of Mississippi, Inc.	MS	2,800,622	95.0%
302	Burke & Herbert Bank & Trust Company	VA	2,706,368	94.9%
303	Union Savings Bank	OH	2,571,378	94.6%
304	Horizon Bancorp	IN	2,627,918	94.8%
305	Atlantic Capital Bancshares, Inc.	GA	2,726,888	94.9%
306	CU Bancorp	CA	2,739,533	94.9%
307	1867 Western Financial Corporation	CA	2,665,120	94.8%
308	Farmers & Merchants Bancorp	CA	2,593,435	94.7%
309	Preferred Bank	CA	2,683,522	94.8%
310	OceanFirst Financial Corp.	NJ	2,593,368	94.7%
311	BancPlus Corporation	MS	2,762,291	95.0%
312	Merrick Bank Corporation	UT	2,538,763	94.5%
313	QCR Holdings, Inc.	IL	2,640,673	94.8%
314	First Foundation Inc.	CA	2,690,214	94.9%
315	Manufacturers Bank	CA	2,578,808	94.7%
316	Independent Bankers Financial Corporation	TX	2,684,805	94.8%
317	Spencer Savings Bank, SLA	NJ	2,572,352	94.6%
318	South Plains Financial, Inc.	TX	2,548,399	94.6%
319	Park Sterling Corporation	NC	3,156,123	95.5%
320	Bank Mutual Corporation	WI	2,533,371	94.5%
321	RCB Holding Company, Inc.	OK	2,545,707	94.6%
322	Hills Bancorporation	IA	2,599,488	94.7%
323	Institution for Savings in Newburyport	MA	2,627,827	94.7%
324	Byline Bancorp, Inc.	IL	2,561,081	94.6%
325	Cascade Bancorp	OR	2,982,005	95.3%

Source: SNL.com

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CU BANCORP

Shareholders of CUB Merger and Acquisition Partners Have Been Well Rewarded COSB 8/24/10 $6.00 CUNB 8/8/16 $24.18 PCBP 12/8/11 $9.00 CUNB 8/8/16 $24.18 1st Enterprise Bank (FENB) – Merger announced June 3, 2014 California Oaks State Bank (COSB) – Acquisition announced Aug. 25, 2010; Premier Commercial Bancorp (PCBP) – Acquisition announced Dec. 9, 2011 FENB 6/2/14 $16.17* CUNB 8/8/16 $24.18 *FENB share price of $21.75, adjusted to reflect effect of 1.345 shares of CUNB received in merger 303% Return 50% Return 169% Return

Reconciliation of Non-GAAP Measures

TCE Calculations and Reconciliation to Total Shareholders' Equity
(Unaudited)

The Company utilizes the term Tangible Common Equity (TCE), a non-GAAP financial measure. CU Bancorp's management believes TCE is useful because it is a measure utilized by both regulators and market analysts in evaluating a consolidated bank holding company's financial condition and capital strength. TCE represents common shareholders' equity less goodwill and certain intangible assets. A reconciliation of CU Bancorp's total shareholders' equity to TCE is provided in the table below for the periods indicated:

	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Tangible Common Equity Calculation						
Total shareholders' equity	$ 326,459	$ 315,988	$ 306,807	$ 298,348	$ 290,606	$ 285,067
Less: Serial preferred stock	17,086	17,148	16,995	16,739	16,487	16,235
Less: Goodwill	64,603	64,603	64,603	63,950	63,950	63,950
Less: Core deposit and leasehold right intangibles, net	6,932	7,301	7,671	8,138	8,608	9,078
Tangible Common Equity	$ 237,838	$ 226,936	$ 217,538	$ 209,521	$ 201,561	$ 195,804

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CU BANCORP